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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report:  FEBRUARY 24, 1999


                             EQUITY MARKETING, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               0-23346                                13-3534145
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       (Commission File Number)               (IRS Employer I.D. Number)


       6330 SAN VICENTE BLVD., LOS ANGELES, CALIFORNIA            90048
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             (Address of principal executive offices)         (Zip Code)


                                 (323) 932-4300
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              (Registrant's telephone number, including area code)


              131 S. RODEO DRIVE, BEVERLY HILLS, CALIFORNIA 90212
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS


Reference is made to the press release of the Registrant, issued on February 24, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUITY MARKETING, INC.


Date:  February 26, 1999                   /s/ LELAND P. SMITH
                                           -------------------------------------
                                           Leland P. Smith
                                           SVP, General Counsel
                                           and Secretary